UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2009

ORION MARINE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-33891	26-0097459
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12550 Fuqua St.
Houston, Texas  77034
(Address of principal executive offices)

(713) 852-6500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⁯           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01	Other Events
Item 9.01	Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 8.01	Other Events
Orion Marine Group, Inc. (“Orion” or the “Company”) has provided a revised set of audited financial statements at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008 (filed as Exhibit 99.1 herewith), which includes the addendum of Footnote 19, “Guarantor Subsidiaries” and a revised set of unaudited condensed consolidated financial statements at March 31, 2009 and for the three months ended March 31, 2009 and 2008 (filed as Exhibit 99.2 herewith), which includes the addendum of Footnote 16, “Guarantor Subsidiaries,” to add certain disclosures described below.

The Company filed a registration statement on Form S-3, which when such registration statement becomes effective, will register certain securities described therein, including debt securities which may be guaranteed by certain of Orion’s subsidiaries and are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933.  At the time the registration statement becomes effective, the Company will become subject to the requirements of Rule 3-10 of Regulation S-X, regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered.  As permitted by Note 1 to Rule 3-10(f) of Regulation S-X, Orion is meeting the requirements of this rule by the addition of Footnote 19 to Notes to Consolidated Financial Statements at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, and the addition of Footnote 16 to Notes to Condensed Consolidated Financial Statements at March 31, 2009 and for the three months ended March 31, 2009 and 2008.  Orion, as the parent company, has no independent assets or operations.  The Company contemplates that if it offers guaranteed debt securities pursuant to the registration statement, all guarantees will be full and unconditional and joint and several, and any subsidiaries of Orion other than the subsidiary guarantors will be minor.  In addition, there are no restrictions on the ability of Orion to obtain funds from its subsidiaries by dividend or loan.  Finally, there are no restricted assets in any subsidiaries.

This report should be read in conjunction with the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2008 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, as well as its other filings with the Securities and Exchange Commission.

Item 9.01                      Financial Statements and Exhibits

(a) Financial statements:
None

(b)  Pro forma financial statements:
None

(c)  Shell company transactions:
None

(d)  Exhibits

23.1           Consent of Grant Thornton LLP
99.1	Item 8 of Annual Report on Form 10-K for the year ended December 31, 2008 – Financial Statements
99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 – Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orion Marine Group, Inc.
Dated: August 4, 2009	By:	/s/ Mark R. Stauffer
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP
99.1	Item 8 of Annual Report on Form 10-K for the year ended December 31, 2008 – Financial Statements
99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 – Financial Statements